Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. &1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. &1350), the undersigned, Mark Hirschhorn, Chief Financial Officer of Datatec Systems, Inc., a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

The Annual Report on Form 10-k for the twelve month period ended April 30, 2003 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark Hirschhorn

Mark Hirschhorn

Chief Financial Officer

Dated: July 22, 2003